NOTICE OF DISTRIBUTION OF UNDERLYING FUND ANNUAL REPORTS
TO: FROM: DATE: RE:	U. S. Securities and Exchange Commission Nationwide Life Insurance Company ("Nationwide") April 7, 2023 Nationwide Provident VA Separate Account A ("Registrant") File No. 811-06484
Nationwide hereby submits, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, that the annual reports for the following underlying mutual funds for the period ended December 31, 2022, have been distributed to contract owners.
Some of the underlying mutual funds included in each Fund Company’s annual report filings may not be available under every contract offered by the Registrant. Nationwide understands that the Fund Companies have filed (or will file) these reports with the Commission. To the extent necessary, these filings are incorporated by reference.
Fund	CIK Number
Alger Small Cap Growth Portfolio: Class I-2 Shares	0000832566
Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2	0001081402
Allspring Variable Trust - VT Opportunity Fund: Class 2	0001081402
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares	0000890064
BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares	0000813383
Deutsche DWS Variable Series I - DWS Core Equity VIP: Class A	0000764797
Deutsche DWS Variable Series I - DWS CROCI(R) International VIP: Class A	0000764797
Federated Hermes Insurance Series - Federated Hermes Fund for U.S. Government Securities II	0000912577
Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares	0000912577
Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class	0000823535
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class	0000356494
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class	0000356494
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2	0000356494
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class	0000356494
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Initial Class	0000831016
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class	0000356494
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2	0000356494
MFS(R) Variable Insurance Trust - MFS Growth Series: Service Class	0000918571
MFS(R) Variable Insurance Trust - MFS Investors Trust Series: Service Class	0000918571
MFS(R) Variable Insurance Trust - MFS New Discovery Series: Service Class	0000918571
MFS(R) Variable Insurance Trust - MFS Research Series: Service Class	0000918571
Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I	0000353905
Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class IV	0000353905
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Columbus, Ohio 43215-2220Nationwide Financial
Legal Counsel to the Nationwide Insurance Companies and their Associated Companies